EXHIBIT 10.1

AMENDMENT NO. 1 AND WAIVER
Amendment No. 1 AND WAIVER (this “Amendment and Waiver”), dated as of October 22, 2012, to that certain Credit Agreement (the “Credit Agreement”, with capitalized terms used herein and not defined herein having the meanings assigned to therein), entered into as of May 15, 2012, among Wendy's International, Inc., an Ohio corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association, as Syndication Agent, and Fifth Third Bank, The Huntington National Bank, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as Co-Documentation Agents.
W I T N E S S E T H :
WHEREAS, the Borrower has noticed that a notice delivery threshold in its prior credit agreement does not exist in the Credit Agreement.
WHEREAS, one of the Borrower's subsidiaries has not been able to enter into a control agreement with respect to a Canadian dollar denominated account because the bank at which the account exists is unable to enter into such an agreement on a Canadian dollar account and the Borrower wishes to address this issue and potential similar future issues.
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and the Required Lenders agree to the amendment and waiver of the Credit Agreement and the Security Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE - Amendments. Subject to the satisfaction of the conditions set forth in Section Three hereof:
(i)    Section 2.05(b)(iv) of the Credit Agreement is hereby amended by adding the following inside the closing parentheses at the end of the phrase (as notified by the Borrower to the Administrative Agent within 10 Business Days of the receipt of proceeds):
“(provided that no notice shall be required to be delivered to the Administrative Agent unless such proceeds exceed $5,000,000)”.
(ii)    Section 6.01(b) of the Credit Agreement is hereby amended to replace the phrase

“a condensed consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related condensed consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, such condensed consolidated statements to be certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes”
with the following:
“(i) a condensed consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, (ii) the related condensed consolidated statements of income or operations for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, and (iii) a statement of cash flows for the portion of the Borrower's fiscal year then ended, setting forth in comparative form the figures for the corresponding portion of the previous fiscal year, such condensed consolidated statements to be certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes”.
(iii)    Section 7.05(g) of the Credit Agreement is hereby amended by replacing the phrase “received pursuant to this clause (C)” with the words “received pursuant to this clause (c)”.
(iv)    Section 3.4(b) of the Security Agreement is hereby amended to add the phrase “, subject to waiver by the Administrative Agent in its sole discretion” inside and at the end of the first parenthetical phrase of the second sentence thereof and inside and at the end of the second parenthetical phrase of the third sentence thereof.
SECTION TWO - Waiver. Subject to the satisfaction of the conditions set forth in Section Three hereof, the Required Lenders hereby waive the requirement to establish a Deposit Account Control Agreement over the Canadian dollar denominated account listed on Schedule 13 to the Perfection Certificate delivered on May 15, 2012.
SECTION THREE - Conditions to Effectiveness. This Amendment and Waiver shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Required Lenders and the Borrower and an acknowledgment of this Amendment and Waiver executed by each Guarantor. The effectiveness of this Amendment and Waiver (other than Sections Six, Seven and Eight hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Four hereof.
SECTION FOUR - Representations and Warranties; Covenants. The Borrower represents and warrants to the Administrative Agent and the Lenders that both before and after giving effect to this Amendment and Waiver, (x) no Default has occurred and is continuing; and (y) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document that has been furnished at any time under or in connection with any Loan Document, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date, and except that, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

SECTION FIVE - Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment and Waiver. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION SIX - Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 10.04 of the Credit Agreement.
SECTION SEVEN - Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.
SECTION EIGHT - Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered as of the day and year first above written.
WENDY'S INTERNATIONAL, INC.

By:	/s/ Daniel T. Collins
Name: Daniel T. Collins
Title: SVP and Treasurer

[Wendy’s Amendment No. 1 and Waiver]

Accepted and Agreed:

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ William Bulger
Name: William Bulger
Title: Vice President

[Wendy’s Amendment No. 1 and Waiver]

[                     ], as a Lender

By: _____________________________
Name:
Title:

if a second signature is needed

[                     ], as a Lender

By: _____________________________
Name:
Title:

[Wendy’s Amendment No. 1 and Waiver]

Accepted and Agreed:

OLDEMARK LLC
THE NEW BAKERY CO. OF OHIO, INC.
WENDY'S EURASIA, INC.
WENDY'S GLOBAL, INC.
WENDY'S GLOBAL RESTAURANTS, LLC
WENDY'S GLOBAL SERVICES, INC.
WENDY'S HOLDINGS, LLC
WENDY'S RESTAURANTS OF NEW YORK, LLC
WENDY'S OF DENVER, INC.
WENDY'S OF N.E. FLORIDA, INC.
WENDY'S OLD FASHIONED HAMBURGERS OF
NEW YORK, INC.
WENDY'S SUPPORT CENTER, LLC

By:     /s/ Daniel T. Collins
Name: Daniel T. Collins
Title: SVP and Treasurer

[Wendy’s Amendment No. 1 and Waiver]